CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Derek Burke, President of First Investors Equity Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Equity Funds for the six months ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 28, 2013

By: /S/ DEREK BURKE
    Derek Burke
    President and Principal Executive Officer,
    First Investors Equity Funds

CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph I. Benedek, Treasurer and Principal Financial Officer of First Investors Equity Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Equity Funds for the six months ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 28, 2013

By: /S/ JOSEPH I. BENEDEK
    Joseph I. Benedek
    Treasurer and Principal Financial Officer,
    First Investors Equity Funds